Dimensional VA U.S. Large Value Portfolio

SHARE CLASS: INSTITUTIONAL CLASS

Summary Prospectus

February 28, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus. Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Investment Objective

The investment objective of the Dimensional VA U.S. Large Value Portfolio (“VA U.S. Large Value Portfolio” or, the “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the

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most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the VA U.S. Large Value Portfolio’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies and sectors. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The VA U.S. Large Value Portfolio is designed to purchase a broad and diverse group of readily marketable securities of large U.S. companies that the Advisor determines to be lower relative price stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the portfolio than companies with relatively lower market capitalizations. The Advisor may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, VA U.S. Large Value Portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the Portfolio, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2025, the market capitalization of a large cap company would be $16,768 million or above. This threshold will change due to market conditions.

The Advisor may also increase or reduce the VA U.S. Large Value Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the

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Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The VA U.S. Large Value Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA U.S. Large Value Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Dimensional VA U.S. Large Value Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
18.43% 2020, Q4	-31.69% 2020, Q1

Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA U.S. Large Value Portfolio
Return Before Taxes	15.83%	11.97%	10.51%
Return After Taxes on Distributions	13.41%	10.10%	8.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.45%	9.01%	8.03%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

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• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2022.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
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